Investment Income (Tables)	12 Months Ended
Jun. 30, 2018
Analysis of income and expense [abstract]
Disclosure of finance income

	US dollar
Figures in million	2018	2017	2016

Interest income	21	20	16

Loans and receivables	—	1	2
Held-to-maturity investments	12	11	9
Cash and cash equivalents	9	8	5

Net gain on financial instruments[1]	6	—	1

Total investment income	27	20	17

[1] Relates to the environmental trust funds and the social trust fund. Refer to note 18.